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                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of June 1, 2005 (the "First Amendment"), is by and among GAYLORD ENTERTAINMENT COMPANY, a Delaware corporation (together with any permitted successors and assigns, the "Borrower"), the Guarantors (as defined in the Credit Agreement), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer, BANC OF AMERICA SECURITIES LLC, as Joint Lead Arranger and Joint Book Manager, DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arranger and Joint Book Manager and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent and is an amendment to that certain Credit Agreement dated as of March 9, 2005 by and among the Borrower, the Guarantors, Lenders, the Administrative Agent, the L/C Issuer, the Joint Lead Arrangers, the Joint Book Managers and the Syndication Agent (as the same may have been further amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement").

                                   WITNESSETH

     WHEREAS, the Borrower and each of the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT.

Section 8.11(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "(a) Investments in Persons Other Than Wholly Owned Subsidiaries. Excluding those Investments existing as of the Closing Date which are described in
     Schedule 6.13(c), item 1, and Schedule 8.02, item 4, permit the Investments of the Borrower and the other Loan Parties in Persons other than Wholly Owned Subsidiaries of the Borrower to, at any time, exceed an amount equal to ten percent (10.0%) of Consolidated Total Assets."

     2. CONDITIONS PRECEDENT. The effectiveness of this First Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

          (a) a counterpart of this First Amendment duly executed by the Borrower, the Guarantors and Required Lenders; and

          (b) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

     Upon satisfaction of the foregoing conditions precedent, the provisions of this First Amendment shall be effective as of the Closing Date.

     3. REPRESENTATIONS. The Borrower and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

          (a) Authorization. The Borrower and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this First Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms. This First Amendment has been duly executed and delivered by a duly authorized officers of the Borrower and each Guarantor, respectively, and each of this First Amendment and the Credit Agreement, as amended by this First Amendment, is a legal, valid and binding obligation of the Borrower and each Guarantor (each as applicable), enforceable against the Borrower and

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     each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and by equitable principles generally.

          (b) Compliance with Laws, etc. The execution and delivery by the Borrower and each of the Guarantors of this First Amendment and the performance by the Borrower and/or the Guarantors of this First Amendment and the Credit Agreement, as amended by this First Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to a Borrower, any Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which any Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

          (c) No Default. After giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

     4. REAFFIRMATION OF REPRESENTATIONS. The Borrower and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this First Amendment in full.

     5. REAFFIRMATION OF GUARANTY. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this First Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

     6. SEVERABILITY. If any provision of any of this First Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     7. CERTAIN REFERENCES. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this First Amendment and this First Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

     8. BENEFITS. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     9. DEFAULT. The failure of the Borrower or any of the Guarantors to perform any of their respective obligations under this First Amendment or the material falsity of any representation or warranty made herein shall, at the option of the Administrative Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

     10. NO NOVATION. The parties hereto intend this First Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.


                                        2

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     11. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     12. NO IMPLIED AGREEMENTS. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     13. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this First Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     14. BINDING EFFECT. This First Amendment shall become effective as of the date hereof at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrower, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of the Required Lenders, and thereafter this First Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

     15. RELEASE. Each Loan Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Agreement or any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders' and Administrative Agent's willingness to grant the amendment referenced herein, hereby releases the Administrative Agent, the Lenders, the Sole Lead Arranger, the Sole Book Manager, the Syndication Agent and the Documentation Agent and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

     16. DEFINITIONS. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive provisions set forth in Sections 1.02 through 1.06 of the Credit Agreement shall apply to this First Amendment as though set forth herein.

                           [SIGNATURE PAGES TO FOLLOW]


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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date written above.

BORROWER:

                                        GAYLORD ENTERTAINMENT COMPANY


                                        By: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President


GUARANTORS:

                                        OPRYLAND HOTEL NASHVILLE, LLC


                                        By: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President


                                        OPRYLAND HOTEL-FLORIDA LIMITED
                                        PARTNERSHIP
                                        By: Opryland Hospitality, LLC,
                                        its general partner


                                        BY: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President


                                        OPRYLAND HOTEL-TEXAS LIMITED PARTNERSHIP
                                        BY: OPRYLAND HOSPITALITY, LLC,
                                        ITS GENERAL PARTNER


                                        By: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President


                                        GAYLORD NATIONAL, LLC


                                        By: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President


                                        RESORTQUEST INTERNATIONAL, INC.


                                        By: /s/ David C. Kloeppel
                                            ------------------------------------
                                            David C. Kloeppel
                                            Executive Vice President

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AGENTS AND LENDERS:

                                        BANK OF AMERICA, N.A., in its
                                        respective capacities as Administrative
                                        Agent and L/C Issuer


                                        By: /s/ Roger C. Davis
                                            ------------------------------------
                                        Name: Roger C. Davis
                                        Title: Senior Vice President


                                        BANK OF AMERICA, N.A., in its capacity
                                        as a Lender


                                        By: /s/ Roger C. Davis
                                            ------------------------------------
                                        Name: Roger C. Davis
                                        Title: Senior Vice President

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                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        in its capacity as a Lender and in its
                                        capacity as Syndication Agent


                                        By: /s/ George R. Reynolds
                                            ------------------------------------
                                        Name: George R. Reynolds
                                        Title: Vice President


                                        By: /s/ James Rolison
                                            ------------------------------------
                                        Name: James Rolison
                                        Title: Director

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                                        KEY BANK, NATIONAL ASSOCIATION, in
                                        its capacity as a Lender and in its
                                        capacity as Co-Documentation Agent


                                        By: /s/ Michael M. Pomposelli
                                            ------------------------------------
                                        Name: Michael M. Pomposelli
                                        Title: Relationship Manager

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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        in its capacity as a Lender and in
                                        its capacity as Co-Documentation Agent


                                        By: /s/ David M. Blackman
                                            ------------------------------------
                                        Name: David M. Blackman
                                        Title: Managing Director

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                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        in its capacity as a Lender and in its
                                        capacity as Co-Documentation Agent


                                        By: /s/ Kent Howard
                                            ------------------------------------
                                        Name: Kent Howard
                                        Title: Senior Vice President

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                                        CITICORP NORTH AMERICA INC., in its
                                        capacity as a Lender and in its
                                        capacity as Managing Agent


                                        By: /s/ Jeanne M. Craig
                                            ------------------------------------
                                        Name: Jeanne M. Craig
                                        Title: Vice President

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                                        CIBC INC., in its capacity as a Lender


                                        By: /s/ Dean J. Decker
                                            ------------------------------------
                                        Name: Dean J. Decker
                                        Title: Managing Director
                                               CIBC World Markets Corp.,
                                               AS AGENT

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                                        CALYON NEW YORK BRANCH, in its capacity
                                        as a Lender


                                        By: /s/ Jan Hazelton
                                            ------------------------------------
                                        Name: Jan Hazelton
                                        Title: Director


                                        By: /s/ David Bowers
                                            ------------------------------------
                                        Name: David Bowers
                                        Title: Director

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                                        MIDFIRST BANK, A FEDERALLY CHARTERED
                                        SAVINGS ASSOCIATION, in its capacity
                                        as a Lender


                                        By: /s/ Todd G. Wright
                                            ------------------------------------
                                        Name: Todd G. Wright
                                        Title: Vice President

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                                        EMIGRANT SAVINGS BANK, in its capacity
                                        as a Lender


                                        By: /s/ Patricia Goldstein
                                            ------------------------------------
                                        Name: Patricia Goldstein
                                        Title: Senior Executive Vice President

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                                        BANK MIDWEST, N.A., in its capacity
                                        as a Lender


                                        By: /s/ Timothy B. Kenney
                                            ------------------------------------
                                        Name: Timothy B. Kenney
                                        Title: Senior Vice President

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                                        UNITED OVERSEAS BANK LIMITED
                                        LOS ANGELES AGENCY, in its capacity
                                        as a Lender


                                        By: /s/ Hoong Chen
                                            ------------------------------------
                                        Name: Hoong Chen
                                        Title: First VP and General Manager